Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

                This Registration Rights Agreement (this “Agreement”), dated as of June 12, 2003, is entered into by and between Wynn Resorts, Limited, a corporation organized under the laws of Nevada (together with its successors, “the Company”), and Société des Bains de Mer et du Cercle des Etrangers à Monaco, a société anonyme Monegasque organized under the laws of the Principality of Monaco (together with its successors, “SBM”).

                1.             Introduction. The Company and SBM are party to a Purchase Agreement, dated June 12, 2003 (“the Purchase Agreement”), pursuant to which the Company has agreed, among other things, to issue shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), to SBM. This Agreement shall become effective upon the issuance of the Registerable Shares (as defined below) to SBM pursuant to the Purchase Agreement. As used herein, the term “Person” means a corporation, an association, a partnership, an organization, business, an individual, a governmental or political subdivision thereof or a governmental agency; the term “Registerable Shares” means the shares of Common Stock issued to SBM pursuant to the Purchase Agreement, and all other shares of Common Stock owned by SBM, whether now owned or hereafter acquired by SBM or with respect to which SBM has or hereafter acquires the power of disposition; and the term “Wynn Registration Rights Agreement” means the Registration Rights Agreement, dated October 30, 2002, by and between the Company and Stephen A. Wynn.

                 2.             Registration Provisions

2.1 Registration on Request.

                (a)             At any time after April 1, 2005 or the occurrence of a Change of Control (as such term is defined in the Purchase Agreement), upon written request of SBM requesting that the Company effect the registration under the Securities Act of 1933 (the “Securities Act”) of all or part of the Registerable Shares and specifying the intended method of disposition thereof, the Company will, subject to the terms of this Agreement, use its reasonable best efforts to effect the registration under the Securities Act of:

(i) the Registerable Shares which the Company has been so requested to register by SBM for disposition in accordance with the intended method of disposition stated in such request; and

(ii) all shares of Common Stock which the Company may elect to register in connection with the offering of Registerable Shares pursuant to this section 2.1;

each to the extent requisite to permit the disposition (in accordance with the intended methods thereof) of the Registerable Shares; provided, however, that, subject to Section 2.1(e), such a request may not be made more than once; and further provided, that a request shall not be deemed made (i) unless a registration statement with respect thereto has become effective, provided that a registration statement which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of SBM (other than a refusal to proceed based upon (i) a material adverse change in general market conditions or in the Company’s business of which SBM was not aware at the time of the request or (ii) the advice of counsel relating to a matter with respect to the Company) shall be deemed to have become effective, (ii) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than primarily by reason of an act or omission by SBM.

                 (b)             Registration Statement Form. Registrations under this section 2.1 shall be on such appropriate registration form of the SEC (i) as shall be selected by the Company and (ii) as shall permit the disposition of the Registerable Shares in accordance with the intended method or methods of disposition specified in SBM’s request for such registration.

                 (c)             Expenses. The Company shall bear all Registration Expenses incurred in connection with any registration statement initiated pursuant to this section 2.1. As used herein, “Registration Expenses” shall include, without limitation, all registration and filing fees; fees with respect to any filings required to be made with the National Association of Securities Dealers; listing fees relative to any stock exchange or national market system; fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and expenses of counsel for the underwriters in connection therewith); printing expenses; fees and disbursements of counsel for the Company and SBM; fees and disbursements of accounting or financing professionals; fees and disbursements of all independent public accountants of the Company; any transfer taxes with respect to the Registerable Shares sold by SBM; and all other expenses incidental to the sale and delivery of the Registerable Shares; provided that “Registration Expenses” shall not include any underwriting discounts, commissions, fees or disbursements, which shall be borne by the Company and SBM pro rata to the number of shares being offered by each of the Company and SBM.

                 (d)             Selection of Underwriters. If a requested registration pursuant to this section 2.1 involves an underwritten offering, the managing or lead underwriter or underwriters thereof shall be selected by the Company after consultation with SBM and taking into account any reasonable objections SBM may have.

                (e)             Priority in Requested Registrations. Subject to the preferential rights set forth in section 2.2(c) of the Wynn Registration Rights Agreement, if a requested registration pursuant to this section 2.1 involves an underwritten offering of the securities so being registered, and the managing underwriter shall advise the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first, the Registerable Shares requested to be included in such registration by SBM and (ii) second, Common Stock that the Company proposes to sell and other securities of the Company included in such registration by the holders thereof. In the event that as a result of the preferential rights set forth in section 2.2(c) above of the Wynn Registration Rights Agreement, SBM cannot include all of the securities it demanded to be included in such offering, then SBM shall have the right to exercise its demand right pursuant to this section 2.1 again so that all of the securities of the Company held by SBM will be in included in any such registration.

2.2 Incidental Registration.

                (a)             Right to Include Registerable Shares. If the Company at any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-8, or any successor form thereto, relating to a stock option plan, stock purchase plan, managing directors’ plan, savings or similar plan and other than pursuant to section 2.1), whether or not for sale for its own account, it will each such time give prompt written notice to SBM of its intention to do so and of SBM’s rights under this section 2.2. Upon the written request of SBM made within 15 days after the receipt of any such notice (which request shall specify the Registerable Shares intended to be disposed of by SBM and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its reasonable best efforts to effect the registration under the Securities Act of all Registerable Shares which the Company has been so requested to register by SBM, to the extent requisite to permit the disposition (in accordance with the intended methods thereof) of the Registerable Shares to be registered, by inclusion of such Registerable Shares in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to SBM and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register the Registerable Shares in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of SBM to request that such registration be effected as a registration under section 2.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registerable Shares, for the same period as the delay in registering the securities which the Company proposes to register. Any registration effected under this section 2.2 shall not relieve the Company of its obligation to effect any registration upon request under section 2.1, nor shall any such registration hereunder be deemed to have been effected pursuant to section 2.1.

(b) Expenses. The Company shall bear all Registration Expenses incurred in connection with each registration of Registerable Shares requested pursuant to this section 2.2.

                (c)             Priority in Incidental Registrations. If (i) a registration pursuant to this section 2.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction and (ii) the managing underwriter of such underwritten offering shall notify the Company and SBM, in writing, of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in (or during the time of) such offering, (y) first, securities proposed by the Company to be sold for its own account or any securities that the Company issued pursuant to Rule 144A under the Securities Act that the Company agreed, at the time of such issuance, to register or exchange for registered securities at a later time and (z) second, the Registerable Shares and other securities of the Company requested to be included in such registration by Persons exercising registration rights comparable to the rights under section 2.2 (collectively, the “Requested Shares”) pro rata, based on the number of shares of Common Stock held by each Person exercising such rights (each, a “Requesting Holder”).

                 2.3             Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registerable Shares under the Securities Act as provided in sections 2.1 or 2.2, the Company shall:

                (i)             prepare and, in the case of a registration pursuant to section 2.1, within 60 days after the initial request of SBM, and in the case of a registration pursuant to section 2.2, within 60 days after the end of the period within which requests for registration may be given to the Company, file with the SEC the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its reasonable best efforts to cause such registration statement to become and remain effective, provided however that the Company may discontinue any registration of its securities pursuant to Section 2.2 hereof at any time prior to the effective date of the registration statement relating thereto;

                (ii)             prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or (A) in the case of a registration pursuant to section 2.1, the expiration of 180 days after such registration statement becomes effective, or (B) in the case of a registration pursuant to section 2.2, the expiration of 90 days after such registration statement becomes effective;

                (iii)             furnish to SBM and any underwriters, one copy of the originally executed and such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as SBM or any underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registerable Shares;

                (iv)             use its reasonable best efforts to register or qualify all Registerable Shares and other securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as SBM or any underwriter shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable SBM or any underwriter to consummate the disposition in such jurisdictions of the Registerable Shares, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                 (v)             use its reasonable best efforts to cause all Registerable Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable SBM to consummate the disposition of such Registerable Shares;

(vi) furnish to SBM a signed counterpart, addressed to SBM and any underwriters, of:

(A)	an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to SBM, and

(B)	a letter from the independent certified public accountants of the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter of like kind dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to SBM, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants’ letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants’ letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as SBM may reasonably request;

(vii) notify SBM and any managing underwriter or underwriters, promptly and confirm such advice in writing promptly thereafter:

(A)	when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

(B)	of any request by the SEC for amendments or supplements to the registration statement or the prospectus or for additional information;

(C)	of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose.

(D)	of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities or the Registerable Shares for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose; and

                (viii)             notify SBM and any managing underwriter or underwriters, at any time when a prospectus relating to a registration statement covering any Registerable Shares is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of SBM promptly prepare and furnish to SBM a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                (ix)             use its reasonable best efforts to obtain, at the earliest possible date, the withdrawal of any order suspending (A) the effectiveness of the registration statement or (B) the qualification of any Registerable Securities for sale in any jurisdiction;

                (x)             otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with first full calendar quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and will furnish to SBM, at least five business days prior to the filing thereof, a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which SBM or any managing underwriter shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                (xi)             provide and cause to be maintained a transfer agent and registrar for all Registerable Shares and other securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                (xii)             use its reasonable best efforts to list the Registerable Shares and other securities covered by such registration statement on any securities exchange on which the same class of securities of the Company are then listed; and

                (xiii)             in connection with the preparation of any registration statement, or prospectus or amendment or supplement thereto, pursuant to the provisions of this section 2.3, the Company shall prior to its filing with the SEC provide a copy of such document to SBM and any managing underwriter and make the Company’s representatives and the Company’s counsel available for discussion of such document and make any changes in such document relating to SBM prior to the filing thereof as SBM, SBM’s counsel or any managing underwriter may reasonably request.

The Company may require SBM to furnish it with such information regarding SBM and the distribution of the Registerable Shares as the Company may from time to time reasonably request in writing.

SBM agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (viii) of this section 2.3, SBM will forthwith discontinue its disposition of Registerable Shares pursuant to the registration statement relating to such Registerable Shares until receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of this section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, of the prospectus relating to the Registerable Shares current at the time of receipt of such notice. In the event that the Company shall give any such notice, the period mentioned in paragraph (ii) of this section 2.3 shall be extended by the length of the period from and including the date when SBM shall have received such notice to the date on which SBM has received the copies of the supplemented or amended prospectus contemplated by paragraph (viii) of this section 2.3.

2.4 Underwritten Offerings.

                (a)             Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by SBM of Registerable Shares pursuant to a registration requested under section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to the Company, SBM and the underwriters, and to contain such representations, warranties and indemnities by the Company and such other terms as are generally prevailing in agreements of this type. SBM will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof, provided that nothing herein contained shall diminish the foregoing obligations of the Company. SBM shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of SBM and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of SBM. SBM shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties or agreements regarding SBM, the Registerable Shares, SBM’s intended method of distribution and any other representation required by law.

                (b)             Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by SBM as provided in section 2.2 and subject to the provisions of section 2.2(c), use its reasonable best efforts to arrange for such underwriters to include all the Registerable Shares to be offered and sold by SBM among the securities to be distributed by such underwriters, provided that if the managing underwriter of such underwritten offering shall notify the Requesting Holders, in writing, of its belief that inclusion in such underwritten distribution of all or a specified number of the Requested Shares would interfere with the successful marketing of the securities (other than the Requested Shares) by the underwriters (such writing to state the basis of such belief and the approximate number of such Requested Shares which may be included in such underwritten offering without such effect), then the Company may, upon written notice to the Requesting Holders, exclude pro rata from such underwritten offering (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect, and based on the number of shares of Common Stock held by each Requesting Holder) a number of such Requested Shares so that the resultant aggregate number of such Requested Shares which are included in such underwritten offering shall be equal to the approximate number of shares stated in such managing underwriter’s notice. The Requesting Holders shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Requesting Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Requesting Holders. No Requesting Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder’s Requested Shares and such holder’s intended method of distribution and any other representation required by law.

(c) Holdback Agreements.

                 (i)             SBM agrees, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any equity securities of the Company, during the period of time required of other equity holders of the Company after any underwritten registration pursuant to section 2.1 or 2.2 has become effective, except as part of such underwritten registration, whether or not SBM participates in such registration. Notwithstanding the foregoing sentence, SBM shall be entitled to sell during the foregoing period securities in a private sale. SBM agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce this section 2.4(c).

                (ii)             the Company agrees, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the period of time required of other equity holders of the Company after any underwritten registration pursuant to section 2.1 or 2.2 has become effective, except as part of such underwritten registration and except in connection with a stock option plan, stock purchase plan, managing directors’ plan, savings or similar plan, or an acquisition of a business, merger or exchange of stock for stock.

                (d)            Participation in Underwritten Offerings. Notwithstanding any provision in this section 2.4, SBM may not participate in any underwritten offering hereunder unless SBM (i) agrees to sell its securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Company and SBM and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require SBM to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties or agreements regarding SBM, the Registerable Shares and SBM’s intended method of distribution and any other representation required by law.

                3.             Indemnification

3.1 General

                (a)            Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 2.1 or 2.2 hereof, the Company will, and hereby does agree to, indemnify and hold harmless SBM and each of its officers, directors, employees, consultants, agents, attorneys, accountants and each Person that controls (within the meaning of Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) any of the foregoing Persons (each a “SBM Indemnified Party”) against any claim, demand, action, liability, damages, loss, cost or expense (including, without limitation, reasonable legal fees and expenses incurred by such SBM Indemnified Party in investigating or defending any such proceeding) (all of the foregoing, including associated costs and expenses being referred to herein as a “Proceeding”), arising out of or based on any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such SBM Indemnified Party for any legal or any other expenses reasonably incurred by them in connection any Proceeding, provided that the Company shall not be liable in any such case to the extent that any such Proceeding arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by an SBM Indemnified Party specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of and SBM Indemnified Party and shall survive the transfer of such securities by SBM.

                (b)            Indemnification by the Sellers. The Company may require, as a condition to including any Registerable Shares in any registration statement filed pursuant to section 2.3, that the Company shall have received an undertaking satisfactory to it from SBM, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this section 3.1) the Company, each director and officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by SBM specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by SBM.

                (c)            Non-exclusive remedy. The obligations of any indemnifying party to indemnify the indemnified party under this section 3.1 shall, in each case, be in addition to any liability which the indemnifying party may otherwise have hereunder or otherwise at law or in equity.

                (d)            Contribution. If the indemnification provided for in subsections 3.1 or 3.2 from the applicable indemnifying party is applicable in accordance with its terms, but for any reason is held to be unavailable to an indemnified party in respect of any claim, demand, action, liability, damages, loss, cost or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid pr payable by such indemnified party as a result of such claim, demand, action, liability, damages, loss, cost or expense in such proportion as appropriate to reflect the relative faults of the indemnifying party and indemnified party in connection with the actions which resulted in such claim, demand, action, liability, damages, loss, cost or expense, as well as any other relevant equitable considerations. The relative faults of the indemnifying party and the indemnified party, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such misstatement or omission. The amount paid or payable by a party as a result of such claim, demand, action, liability, damages, loss, cost or expense referred to above shall be deemed to include, subject to section 3.2 below, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                (e)            The parties agree that it would not be just and equitable if a contribution pursuant to subsection 3.1(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in such subsection 3.1(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

(f) Notwithstanding the provisions of section 3.1(d) SBM shall not be required to contribute any amount in excess of the net proceeds it receives from the sale of Registerable Securities

3.2 Conduct of Claims.

                      Whenever a claim for indemnification shall arise under this Section 14, the party seeking indemnification (the “Indemnified Party”), shall notify the party from whom such indemnification is sought (the “Indemnifying Party”) in writing of the Proceeding and the facts constituting the basis for such claim in reasonable detail;

                (a)             Such Indemnifying Party shall have the right to retain the counsel of its choice in connection with such Proceeding and to participate at its own expense in the defense of any such Proceeding; provided, however, that counsel to the Indemnifying Party shall not (except with the consent of the relevant Indemnified Party) also be counsel to such Indemnified Party. In no event shall the Indemnifying Party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; and

                 (b)             No Indemnifying Party shall, without the prior written consent of the Indemnified Parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this Section 3 unless such settlement, compromise or consent (A) includes an unconditional release of each Indemnified Party from all liability arising out of such litigation, investigation, proceeding or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

                4.             Rule 144 and Rule 144A. For so long as SBM holds Registerable Securities, if the Company ceases to be subject to the reporting requirements of Section 13 or 15 of the Exchange Act, the Company will upon the request of SBM (a) make publicly available such information (including, without limitation, the information specified in Rule 144A(d)(4) under the Securities Act) as is necessary to permit sales pursuant to Rule 144 under the Securities Act, (b) deliver or cause to be delivered, promptly following a request by SBM or any prospective purchaser or transferee designated by SBM, such information (including, without limitation, the information specified in Rule 144A(d)(4) under the Securities Act) as is necessary to permit sales pursuant to Rule 144A under the Securities Act and it will take such further action as SBM may reasonably request, and (c) take such further action that is required from time to time to enable SBM to sell its Registerable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such Rule may be amended from time to time or (iii) any similar rules or regulations hereafter adopted by the SEC. For so long as SBM holds Registerable Securities, upon the request of SBM, the Company will deliver to SBM a written statement as to whether it has complied with such requirements.

                 5.              Miscellaneous.

                (a)            The parties may execute and deliver this Agreement as a single document or in any number of counterparts, manually, by facsimile or by other electronic means. Each counterpart shall be an original, but a single document or all counterparts together shall constitute one instrument that shall be the agreement.

                (b)            This Agreement will inure to the benefit of and be binding upon the parties hereto, their respective successors, assigns officers, directors, employees, consultants, agents, attorneys, accountants and affiliates and each Person that controls (within the meaning of Section 20 of the Exchange Act) any of the foregoing Persons, and no other Person will have any right or obligation hereunder. The Company may not assign this Agreement except to a wholly-owned subsidiary in accordance with Section 7(a)(ii) of the Purchase Agreement. No Person acquiring Registerable Shares from SBM pursuant to a public market purchase will thereby obtain any of the rights contained in this Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter of this Agreement. Except as provided in this Section 4(b), this Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

                (c)            This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada without giving effect to the conflicts of law principles thereof, and each of the parties hereto hereby submits to the non-exclusive jurisdiction of any state or federal court in Clark County, Nevada and any court hearing any appeal therefrom, over any suit, action or proceeding against it arising out of or based upon this Agreement (a “Related Proceeding”). Each of the parties hereto hereby waives any objection to any Related Proceeding in such courts whether on the grounds of venue, residence or domicile or on the ground that the Related Proceeding has been brought in an inconvenient forum.

                (d)            Each party represents and acknowledges that, in the negotiation and drafting of this Agreement and the other instruments and documents required or contemplated hereby, it has been represented by and relied upon the advice of counsel of its choice, which has had a substantial role in the drafting and negotiation of this Agreement and such other instruments and documents. Therefore, each party agrees that no rule of construction to the effect that any ambiguities are to be resolved against the drafter shall be employed in the interpretation of this Agreement and such other instruments and documents. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.

                (e)            SBM and the Company stipulate that the remedies at law of the parties hereto in the event of any default or threatened default by either party in the performance of or compliance with any of the terms of this Agreement are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise. The exercise of any remedy by SBM or the Company shall not be deemed an election of remedies or preclude SBM or the Company, respectively, from exercising any other remedies in the future.

(f) This Agreement may be amended, modified or supplemented only by a written instrument signed by SBM and the Company.

                (g)            Each of the parties will cooperate with the others and use its reasonable best efforts to prepare all necessary documentation, to effect all necessary filings with any regulatory, administrative or other governmental body, and to obtain each approval, consent, order, authorization, designation, or declaration necessary in connection with the execution and delivery of this Agreement, and the consummation of the transaction contemplated hereby.

                (h)            For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires: (i) all section titles or captions contained in this Agreement or in any Schedule or Annex hereto or referred to herein are for convenience only and shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement; and (ii) references to a Person are also to its permitted successors and assigns and, in the case of an individual, to his or her heirs and estate, as applicable.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Registration Rights Agreement, as of the date first written above.

WYNN RESORTS, LIMITED

By:	/s/ Stephen A. Wynn

Name:	Stephen A. Wynn

Title:	Chief Executive Officer

SOCIÉTÉ DES BAINS DE MER ET DU CERCLE DES ETRANGERS À MONACO

By:	/s/ Jean-Luc Biamonti

Name:	Jean-Luc Biamonti

Title:	Chairman